UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2012

JACK HENRY & ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14112 (Commission File Number)	43-1128385 (I.R.S. Employer Identification No.)

663 Highway 60, P.O. Box 807
Monett, Missouri 65708
(Address of principal executive office) (Zip Code)

(417) 235-6652
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On November 14, 2012, the stockholders voted to approve the Jack Henry & Associates, Inc. 2012 Annual Incentive Plan (the "Plan"). The Plan provides a framework for annual performance-based compensation incentives for eligible participants based on specified performance criteria and is intended to satisfy the requirements of the Internal Revenue Code with respect to these types of awards. A description of the material terms of the Plan is set forth in the Definitive Proxy Statement filed with the SEC on October 3, 2012 (the "Proxy") and is incorporated herein by reference.  The description of the Plan set forth in the Proxy is only a summary of the Plan and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Stockholders of Jack Henry & Associates, Inc. (the "Company") was held on November 14, 2012.

(b)	The Company's stockholders elected all of the Company's nominees for director, and voted on other matters, with final voting results as follows:

(1) Elected the following directors to hold office for one-year terms ending at the 2013 Annual Meeting of Stockholders or until their successors are elected and qualified:

Name	For	Withheld	Broker Non-Votes
Jerry D. Hall	75,026,778	216,994	6,332,324
John F. Prim	74,234,491	1,009,281	6,332,324
Wesley A. Brown	75,051,989	191,783	6,332,324
Matthew C. Flanigan	75,056,445	187,327	6,332,324
Marla K. Shepard	75,057,551	186,222	6,332,324
Thomas H. Wilson	75,049,759	194,013	6,332,324
Thomas A. Wimsett	74,774,764	469,008	6,332,324
Jacque R. Fiegel	74,769,326	474,447	6,332,324

(2) Approved the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
74,749,153	362,006	132,613	6,332,324

(3) Approved the Company's 2012 Annual Incentive Plan:

For	Against	Abstain	Broker Non-Votes
74,221,871	932,907	85,690	6,332,324

(4) Ratified the selection of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2013:

For	Against	Abstain
80,856,759	668,196	51,142

Item 9.01    Financial Statements and Exhibits.

Exhibits

Exhibit No.                         Description
10.1                                     Jack Henry & Associates, Inc. 2012 Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date: November 16, 2012                By:  /s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer